EXHIBIT 10(i)


Application for an               INDIVIDUAL
                                 LIFE POLICY
                                 for the state of
                                 (NEW YORK)


                                 [Aetna Logo]


                                 Aetna Life Insurance and Annuity Company


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When completing the application     PLEASE:

                                    PRINT  LEGIBLY.  (If  possible,  use black
                                    ink.)  This  will   ensure   that   policy
                                    information   is  accurate   and  easy  to
                                    photocopy.

                                    If blood or urine is required, PLEASE SIGN
                                    THE CONSENT FORM. (State of residence determines appropriate consent form to be used.

                                    INCLUDE ANY SPECIAL  SUPPLEMENTS  that may
                                    be   required,   (e.g.   aviation   and/or
                                    avocation,   child  rider,  Variable  Life
                                    supplement.

                                    Ensure that automatic requirements (blood, exam, etc.) are completed.

                                    COMPLETE ENCLOSED  TRANSMITTAL  LETTER for
                                    applications  of $1,000,000 to $5,000,000,
                                    or if there is  special  information  that
                                    would    assist   the    underwriter    in
                                    underwriting    the   case.   CASES   OVER
                                    $5,000,000    PLEASE   SUBMIT   SUPPORTING
                                    DOCUMENTATIONS  SUCH AS AUDITED  FINANCIAL
                                    STATEMENTS, INCOME TAX RETURNS, ETC.

                                    Ask all questions of the proposed insured.
                                    DO NOT ASSUME ANYTHING.

                                    If you must change application information prior to submission, draw a line through it, enter the correct information and HAVE THE PROPOSED INSURED INITIAL THE CHANGE.

                                    SIGNATURES REQUIRED ON:  application,  ACP
                                    form  if  requested,   MIB  authorization,
                                    Policyowner/Taxpayer  form and TIA.  Agent
                                    must   also  sign  the   application   and
                                    transmittal letter.

                                    AGENT  SIGNATURE  MUST  INCLUDE  THE AGENT
                                    LICENSE  NUMBER  AND  NOT THE  AGENT  CODE
                                    NUMBER.

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 [Aetna Logo]   LIFE INSURANCE APPLICATION
                Aetna Life Insurance and Annuity Co.
                151 Farmington Avenue
                Hartford, CT  06156-1961
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 GENERAL        ANSWER ALL QUESTIONS IF:
 INFORMATION    [X] New Insurance  [ ] Increase Amount  $___________
                [ ] Policy No. __________
                ANSWER QUESTIONS 1, 8 (if applicable), 4, 20, 21 & Policyowner/
                Taxpayer Id. Number
                [ ] Term Conversion/Guaranteed Option   $___________
                Continue $___________ as term
                Other Policy Change _____________   ANSWER APPLICABLE QUESTIONS
                [ ] Policy Number to be changed/converted
 -----------------------------------------------------------------------------
 ST OF DEL      [ ] STATE OF DELIVERY     NY
 -----------------------------------------------------------------------------
 (PROPOSED)     1. Print Full Legal Name  (First, Middle, Last)
 INSURED            JOHN J. DOE
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 INFORMATION    Residence Address (Number, Street) P. O. Box
                12 MAIN STREET
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                City, State and Zip Code
                ALBANY, NY 12257
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                Sex      Date of Birth (mm/dd/yy)   Place of Birth
                MALE     01/01/62                   AVON, CT

                MVR License # and License State
                0812345    NY
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                2a. Occupation (Title & Give Exact Duties)
                TEACHER
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                2b. Employer's Name and Address         2c. Annual Income
                CITY OF NEW YORK                            $75,000
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                2d. Amount of life insurance presently in force:
                Aetna $0.00        ADB $0.00        Other Companies $0.00
                ADB   $0.00
                Are there current negotiations with other companies?[ ]Yes[ ]No
                If Yes, advise Company and results.
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                3. Will life insurance or annuity in any Company be replaced or changed if insurance applied for is issued? [ ]Yes  [ ]No
                Explain
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 POLICY         4. Basic Plan  GROUP VARIABLE UL       Face Amount $50,000
 INFORMATION    Death Benefit Option (if applicable) OPTION 1
                Dividend Option [ ]  Pay in Cash [ ]
                Reduce premium (not for salary deduction) [ ]   Other [ ]
                Specify _______________________
                Direct Billing Frequency   [ ] Annual     [ ] Semi-Annual
                                           [ ] Quarterly  [ ] Monthly (ACP/
                                                              List Bill) Plan
               List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB, EPOR,
               ROPR)
               ___________________   ___________________   ___________________
               ___________________   ___________________   ___________________
               ___________________   ___________________   ___________________

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 70059-96         * For CIR - Submit application supplement(1)
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 (PROPOSED)       NON MEDICAL - QUESTIONS 5-19 SHOULD NOT BE COMPLETED FOR TERM
 INSURED          CONVERSIONS OR  EXERCISE OF GUARANTEED INSURABILITY  OPTION
 INFORMATION      5. HAVE YOU WITHIN 2 YEARS: (IF YES, EXPLAIN)
                     a. Flown as a pilot or crew member
                        or intend to do so? (If Yes,
                        furnish Aviation  supplement) . . . . . [ ]Yes   [X]No
                     b. Engaged in motor vehicle or
                        boat racing, rock or mountain
                        climbing, hang gliding or sky,
                        skin or scuba diving or intend
                        such activities? (If Yes, furnish
                        Avocation supplement) . . . . . . . . . [ ]Yes   [X]No
                     c. Had your license suspended or
                        revoked, had 3 or more moving
                        violations, or been charged
                        with driving under the influence
                        of alcohol or drugs?. . . . . . . . . . [ ]Yes   [X]No
                     d. Frequently traveled outside of
                        the United States or intend to do so? . [ ]Yes   [X]No
                  6. HAVE YOU EVER:
                     a. Had insurance refused, or offered
                        only with an extra premium? . . . . . . [ ]Yes   [X]No
                     b. Been arrested and convicted
                        for a felony offense? . . . . . . . . . [ ]Yes   [X]No
                  7. HAVE YOU IN THE LAST 5 YEARS:
                     (IF YES, EXPLAIN)
                     a. Used hallucinogenic or narcotic drugs
                        not prescribed by a doctor? . . . . . . [ ]Yes   [X]No
                     b. Used alcoholic beverages?
                        (Note type, quantity and frequency) . . [ ]Yes   [X]No
                     c. Had or been advised to have medical
                        treatment or counseling from a
                        commonly recognized practitioner or
                        organization for alcohol or drug use? . [ ]Yes   [X]No
 SMOKING          8. a. Have you smoked cigarettes within
                        the past 12 months? . . . . . . . . . . [ ]Yes   [X]No
                        If Yes, how much? . . . . . . . . . . . ______________
                     b. If No, have you used any other
                        tobacco products within the past
                        12 months (e.g. cigar, pipe,
                        smokeless tobacco)? . . . . . . . . . . [ ]Yes   [X]No
                        If Yes, have you smoked cigarettes
                        within the past 10 years? . . . . . . . [ ]Yes   [X]No
                     c. Have you used any nicotine
                        substitutes within the past 12 months
                        (e.g. patch, gum)?. . . . . . . . . . . [ ]Yes   [X]No
 HEIGHT &         9. a. What is your current height?. . . . . .       6'0"
 WEIGHT              b. What is your current weight?. . . . . .      200lbs
                     c. If under age 2, birth weight? . . . . . ______________
 HISTORY         10. Have you had a history of heart, lung or
                     liver disorder, stroke, diabetes or
                     cancer?. . . . . . . . . . . . . . . . . . [ ]Yes   [X]No
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 ATTENDING       11. Name, address and phone number of personal physician, date,
 PHYSICIAN           reason last seen and results.
 INFORMATION         DR. JONES
                     10 SUMMER STREET, ALBANY, NY 12257 (666) 275-0121
                     ROUTINE PHYSICAL ON 9/30/96.
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                 ADDITIONAL INFORMATION (GIVE DETAILS OF YES ANSWERS, DATES
                 AND RESULTS) FOR ADDITIONAL SPACE PLEASE USE ADDENDUM SHEET.
 QUES. #         ____________________________________________________________
                 ____________________________________________________________
                 ____________________________________________________________
                 ____________________________________________________________
 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED

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 70059-96


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  (PROPOSED)      PART II - QUESTIONS 12-19 REQUIRED EVEN FOR EXAMINED BUSINESS
  INSURED         12. HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
  INFORMATION         FOR: (IF YES, EXPLAIN)
                      a. Mental or nervous disorder? . . . . . . . [ ]Yes [X]No
                      b. Disease of the nervous system or brain? . [ ]Yes [X]No
                      c. Fainting, seizures, paralysis or stroke?. [ ]Yes [X]No
                      d. Shortness of breath, persistent cough?. . [ ]Yes [X]No
                      e. Emphysema or other lung disease?. . . . . [ ]Yes [X]No
                      f. Chest pain, high blood pressure, heart
                         attack, heart murmur, disease of the
                         heart or blood vessels? . . . . . . . . . [ ]Yes [X]No
                      g. Hepatitis, cirrhosis, or other disease
                         of the liver or pancreas? . . . . . . . . [ ]Yes [X]No
                      h. Ulcer, colitis, chronic diarrhea, or
                         other disorder of the stomach or
                         intestines? . . . . . . . . . . . . . . . [ ]Yes [X]No
                      i. Sugar, albumin, blood or pus in urine?. . [ ]Yes [X]No
                      j. Disease of the kidneys, reproductive
                         organs or sexually transmitted disease
                         (other than AIDS)?. . . . . . . . . . . . [ ]Yes [X]No
                      k. Diabetes, thyroid or glandular disease? . [ ]Yes [X]No
                      l. Arthritis, disease or injury of the
                         muscles, bones or joints? . . . . . . . . [ ]Yes [X]No
                      m. Cancer, tumor, cyst, disease of skin or
                         lymph glands? . . . . . . . . . . . . . . [ ]Yes [X]No
                  13. HAVE YOU IN THE LAST 10 YEARS
                      (IF YES, EXPLAIN):
                      a. Been diagnosed or treated for immune
                         deficiency (other than AIDS), anemia
                         or other blood disorder by a member
                         of the medical profession?. . . . . . . . [ ]Yes [X]No
                      b. Had recurrent fever, fatigue or
                         unexplained weight loss?. . . . . . . . . [ ]Yes [X]No
                  14.  Have you in the last 10 years been
                       diagnosed or treated for AIDS/ARC or
                       had a positive HIV (AIDS virus)
                       antibody test?. . . . . . . . . . . . . . . [ ]Yes [X]No
                  15. OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST
                      5 YEARS? (IF YES, EXPLAIN)
                      a. Had a checkup, consultation, illness,
                         injury, surgery or diagnostic test. . . . [ ]Yes [X]No
                      b. Been advised to have any diagnostic
                         test, hospitalization or surgery which
                         was not completed?. . . . . . . . . . . . [ ]Yes [X]No
                  16. a. Are you now under observation or
                         treatment?. . . . . . . . . . . . . . . . [ ]Yes [X]No
                      b. Do you need assistance, supervision or
                         use of medical appliances of any kind?. . [ ]Yes [X]No
                  17.  Have you within 90 days had or been
                       advised to have surgery or to be admitted
                       to a medical facility or within 2 years
                       been treated or diagnosed by a physician
                       for heart disease, stroke, immune disorder
                       (other than AIDS) or cancer?. . . . . . . . [ ]Yes [X]No
 FAMILY           18. a. Do you have a family history of
 HISTORY                 diabetes, heart disease or hereditary
                         disease? (If Yes, explain). . . . . . . . [ ]Yes [X]No

                      b. Father, age: 68    health status: HEALTHY
                         if deceased, cause: _____________________
                      c. Mother, age: 65    health status: HEALTHY
                         if deceased, cause: _____________________
 EXPLANATIONS     19. EXPLANATIONS: Include, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals.
                      FOR ADDITIONAL SPACE PLEASE USE ADDENDUM SHEET.
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 QUESTION #
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 15A              ROUTINE PHYSICAL
                  ____________________________________________________________
                  ____________________________________________________________
                  ____________________________________________________________
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 70059-96

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                         BENEFICIARY/OWNER INFORMATION

 BENEFICIARY      20 A. PRIMARY (provide full name and relationship)
 INFORMATION            MARY J. DOE, WIFE
                  SOC. SEC. #  ###-##-####
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                     B. SECONDARY (If any, provide full name and relationship)
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                  Unless otherwise requested, if more than one beneficiary is named,  payment  will  be  made  in  equal  shares.  If  no beneficiary  survives the insured,  payment will be made to the executors or administrators of the insured.
                     C. OTHER [ ] (e.g. Mode Settlement, Trustee under the Will,
                        Individual Creditor. If Creditor - who will receive any
                        balance.
                  SOC. SEC. #
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                     D. FINAL (CHECK ONE)  [X]Estate of the Insured
                                           [ ]Executors or Administrators of the
                                              Survivor of the Beneficiary(ies)
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 OWNER            POLICYOWNER: THE (PROPOSED) INSURED IS POLICYOWNER UNLESS
                  UNDER AGE 15 OR OTHERWISE REQUESTED.
                  21 A. PRIMARY (Provide full name, address, relationship and
                        Date of Birth, mm/dd/yy)

                     B. SECONDARY (If any, provide full name, address,
                        relationship and Date of Birth, mm/dd/yy)

                     C. OTHER [ ]
                     D. FINAL:(CHECK ONE)  [ ]Insured
                                           [ ]Insured at legal age in policy
                                              delivery state
                                           [X]Executors or Administrators of
                                              the Survivor of the Owner(s)

 70059-96

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 22. ANY PAYMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE TEMPORARY
     INSURANCE AGREEMENT. IF PAYMENT IS MADE, THE TEMPORARY INSURANCE AGREEMENT MUST BE PROVIDED AND EXPLAINED.

 23. IF AUTOMATIC PAYMENT FROM CHECKING ACCOUNT IS SELECTED:
     I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my policy(ies). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments. If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly. This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

 [ ] ATTACH "VOID" CHECK         Date of draw (8th, 20th or 28th) ____________

 SIGNATURE OF PAYOR __________________________________________________________

 24. Any person who, knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     The answers above are true and complete to the best of knowledge and belief.

     I agree that no producer may alter the terms of the application, the Temporary Insurance Agreement or the policy, nor can the producer waive any of Aetna's rights or requirements.

     I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete when the policy is delivered and the entire first premium is paid.

     I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this policy.

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 SIGNATURE OF (PROPOSED) INSURED (Required if age 10 or over)        Date

 JOHN J. DOE                                                         09/01/97
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 (SIGNATURE OF PARENT IF JUVENILE UNDER AGE 10)                      Date

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 SIGNATURE OF APPLICANT/POLICYOWNER, IF OTHER THAN PROPOSED INSURED  Date

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 SIGNATURE OF ASSIGNEE, if applicable                                Date

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 City                                          State                 Zip

 ALBANY                                         NY                   12257
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 Signature of Agent  I M AGENT                 Agent License    #Date 09-01-97

 70059-96

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